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                                   REVISED
                                  SCHEDULE A

                                                  Effective 9/1/92

                Prudential Realty Trust Industrial Properties
                               Wholly Owned
                          Indianapolis, Indiana

              Property No              Address

Park 100

Building 1     RT01-016       8545-47 Zionsville Road
Building 2     RT01-017       8501-43 Zionsville Road
Building 3     RT01-018       8201-43 Zionsville Road
Building 6,7,8 RT01-019       5303 West 86th Street
Building 10    RT01-005       5370 West 87th Street
Building 11    RT01-020       8501 Moller Road
Building 12    RT01-006       5600  West 85th Street
Building 14    RT01-021       8111 Zionsville Road
Building 19    RT01-007       5247 West 85th Street
Building 20    RT01-015       5845 West 82nd Street
Building 23    RT01-009       7908 Zionsville Road
Building 24    RT01-010       5639 West 79th Street
Building 29    RT01-011       7951 Zionsville Road
Building 30    RT01-012       8102 Zionsville Road
Building 33    RT01-013       5951 West 80th Street
Building 35    RT01-014       5850 West 80th Street
Building 41    RT01-008       7973 Allison Avenue


Compensation Management Fee - 3.5% of monthly collections

Construction Management Fee - 5% of all Tenant Improvements and 2% for all
                              Capital Expenditures

Renewal Leasing -           For all existing tenants, whether they renew,
                            expand or relocate, PREMISYS will receive a market commission for all the aforementioned transactions as the procuring broker or cooperating broker of 2% of the gross value of the lease. However, the total commissions paid for a renewal, expansion, or relocation shall not exceed the market rate when a cooperating broker is involved. ree that the current market rate is 4%.

OWNER APPROVAL:                    MANAGER APPROVAL:
PRUDENTIAL REALTY TRUST       PREMISYS REAL ESTATE SERVICES, INC.


By: /s/ Joseph M. Selzer      By: /s/ Joe M. Hudec
        Joseph M. Selzer              Joe M. Hudec
        Vice President                President and CEO

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